Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated March 8, 2022
to the
Performance Trust Municipal Bond Fund (the “Fund”)
Summary Prospectus and Prospectus
dated December 29, 2021

Effective March 1, 2022, Mr. Mark Peiler, CFA®, has been added as a portfolio manager of the Fund.

Accordingly, the following disclosures in the Fund’s Summary Prospectus and Prospectus, each dated December 29, 2021, are hereby amended to reflect the addition of Mr. Peiler as a portfolio manager:

Summary Prospectus

The disclosure under the section entitled “Management – Portfolio Manager” on page 6 is amended to read as follows:

Portfolio Managers
Mr. G. Michael Plaiss, Senior Portfolio Manager, and Mark Peiler, Portfolio Manager, are the portfolio managers of the Fund. Mr. Plaiss has served as a portfolio manager of the Fund since the Fund’s commencement of operations in June 2011 and Mr. Peiler has served as a portfolio manager of the Fund since March 2022.

Prospectus

The disclosure under the section entitled “Management – Portfolio Manager” on page 12 is amended to read as follows:

Portfolio Managers
Mr. G. Michael Plaiss, Senior Portfolio Manager, and Mark Peiler, Portfolio Manager, are the portfolio managers of the Fund. Mr. Plaiss has served as a portfolio manager of the Fund since the Fund’s commencement of operations in June 2011 and Mr. Peiler has served as a portfolio manager of the Fund since March 2022.

The disclosure under the section entitled “Management of the Funds – Portfolio Managers” beginning on page 31 is amended to include the following:

Mark Peiler, CFA®
Mr. Peiler serves as a member of the Adviser’s portfolio management team. His responsibilities include portfolio construction, security selection and risk management of municipal bonds. Prior to joining the Adviser, Mr. Peiler was the Chief Investment Officer at BNC National Bank for over 23 years from 1998 to 2022. At BNC National Bank, he applied Shape Management® to the management of its portfolio of municipal, mortgage-backed, and other structured fixed-income securities. Mr. Peiler also managed portfolios for clients of its Wealth Management Division, and prior to leaving BNC National Bank, he was named the Interim Chief Financial Officer. Mr. Peiler received a Bachelor of Business Administration majoring in Banking and Financial Economics from the University of North Dakota, and is a CFA® charterholder. Mr. Peiler served on the CFA Society Minnesota board from 2010 through 2021, and was its President from 2017 through 2019.

Please retain this supplement with your Summary Prospectus and
Prospectus dated December 29, 2021.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated March 8, 2022
to the
Performance Trust Municipal Bond Fund (the “Fund”)
Statement of Additional Information (“SAI”)
dated December 29, 2021

Effective March 1, 2022, Mr. Mark Peiler, CFA®, has been added as a portfolio manager of the Fund.

Accordingly, the following disclosures in the Fund’s SAI dated December 29, 2021 are hereby amended to reflect the addition of Mr. Peiler as a portfolio manager:

The section entitled “Management of the Fund – Portfolio Managers”, beginning on page 39 is amended to read as follows:

Portfolio Managers
As stated in the Prospectus, G. Michael Plaiss and Mark Peiler are the Portfolio Managers for the Municipal Bond Fund, Anthony J. Harris and G. Michael Plaiss are the Senior Portfolio Managers for the Strategic Bond Fund and Anthony J. Harris and G. Michael Plaiss are the Senior Portfolio Managers for the Credit Fund and Lars Anderson is a Portfolio Manager for the Credit Fund (collectively, the “Portfolio Managers”). Mr. Plaiss and Mr. Peiler are jointly responsible for the day-to-day management of the Municipal Bond Fund’s investment portfolio. Mr. Harris and Mr. Plaiss are jointly responsible for the day-to-day management of the Strategic Bond Fund’s investment portfolio. Mr. Harris, Mr. Plaiss and Mr. Anderson are jointly responsible for the day-to-day management of the Credit Fund’s investment portfolio.

Other Accounts Managed
The following provides information regarding other accounts managed by the Portfolio Managers as of February 28, 2022:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Anthony J. Harris
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$20,287,848	0	$0

G. Michael Plaiss
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$21,159,471	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Lars Anderson
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark Peiler*
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$871,623	0	$0
*    Mr. Peiler began managing Other Accounts on February 2, 2022.

Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation
The Adviser compensates the Portfolio Managers for their management of the Funds. Portfolio Managers are compensated with a cash salary based on industry standards, and a discretionary bonus. The bonus incentives are tied primarily to investment performance and related goals.

Ownership of Securities in the Funds by the Portfolio Managers
As of August 31, 2021, the Portfolio Managers beneficially owned securities in the Funds as shown below:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Strategic Bond Fund	Municipal Bond Fund	Credit Fund
Anthony J. Harris	$50,001 - $100,000	None	$10,001 - $50,000
G. Michael Plaiss	$50,001 - $100,000	None	None
Lars Anderson	None	None	None
Mark Peiler*	$100,001 - $500,000	None	$0 - $10,000
* Information for Mr. Peiler is provided as of February 28, 2022.

Please retain this supplement with your SAI dated December 29, 2021.